Exhibit 99.1

  MONROE BANCORP REPORTS 6.3 PERCENT EARNINGS GROWTH FOR THE FIRST HALF OF 2006

    BLOOMINGTON, Ind., July 18 /PRNewswire-FirstCall/ -- Monroe Bancorp (the "Company"), (Nasdaq: MROE), the independent Bloomington-based holding company for Monroe Bank (the "Bank"), today reported net income of $3,714,000, or $0.56 per basic and diluted common share, for six months ended June 30, 2006, compared to $3,495,000 or $0.53 per basic and diluted common share for the same period in 2005. This represents a 6.3 percent increase in net income.

    "I am very pleased with the growth of second quarter and year-to-date earnings considering the net interest margin challenges created by the flat yield curve and the expenses we have incurred opening and promoting our new Brownsburg Banking Center," said Mark D. Bradford, President and Chief Executive Officer.

    Return on average assets (ROAA) and return on average shareholders' equity
(ROAE) were 1.04 percent and 14.55 percent, respectively, for the first six months of 2006 compared to 1.09 percent and 14.56 percent, respectively, for the first six months of 2005.

    The Company reported net income of $1,941,000 or $0.29 per basic and diluted common share, for the quarter ended June 30, 2006, compared to $1,852,000 or $0.28 per basic and diluted common share for the same period in 2005. This represents a 4.8 percent increase in net income. The ROAA and ROAE for the second quarter of 2006 were 1.07 percent and 15.04 percent, respectively, compared to 1.01 percent and 14.05 percent, respectively, for the first quarter of 2006 and 1.14 percent and 15.39 percent respectively for the second quarter of 2005.

    Net Interest Margin

    Loans, including loans held for sale, totaled $559,281,000 on June 30, 2006, a 10.7 percent increase from total loans on June 30, 2005, which were $505,315,000. Loan growth was largely driven by increases in construction and commercial real estate loans. Total deposits at June 30, 2006 were $593,856,000 compared to $529,559,000 at June 30, 2005, an increase of $64,297,000 or 12.1 percent. Certificates of deposits with balances in excess of $100,000 grew by $41,612,000 during this period, accounting for nearly 65 percent of the total deposit growth.

    Net interest income before the provision for loan losses, increased $912,000 or 8.9 percent to $11,114,000 for the six months ended June 30, 2006 compared to $10,202,000 for the same period in 2005. The tax-equivalent net interest margin was 3.51 percent for the second quarter of 2006, compared to 3.47 percent for the first quarter of 2006 and 3.52 percent for the second quarter of 2005.

    Asset Quality

    Non-performing assets and 90-day past due loans totaled $1,346,000, or 0.18 percent of total assets on June 30, 2006. This is a 66 percent reduction, compared to $3,902,000, or 0.58 percent of total assets on June 30, 2005.

    "I am very pleased by the loan growth and improvement in asset quality that we were able to achieve during the first half of 2006," said Mr. Bradford.

    Net charge-offs for the six months ended June 30, 2006 were $369,000 compared to $246,000 for the six months ended June 30, 2005.

    Non-Interest Income

    Non-interest income totaled $4,620,000 for the first six months of 2006 compared to $4,514,000 for the corresponding period of 2005. Included in non-interest income are net realized and unrealized securities gains of $38,000 in the first half of 2006 and gains of $104,000 in the same period in 2005. Excluding net realized and unrealized securities gains and losses, non-interest income for the six months ended June 30, 2006 increased $172,000 or 3.9 percent over the first six months of 2005.

    Non-Interest Expense

    Total non-interest expense increased $983,000 to $9,774,000 for the six months ended June 30, 2006, as compared to $8,791,000 for the same period in 2005. Included in non-interest expense is unrealized appreciation related to the directors' and executives' deferred compensation plan in the amount of $81,000 for the first six months of 2006 and $34,000 for the first six months of 2005. This unrealized appreciation had no effect on net income. Non-interest expense, excluding the effect of the unrealized appreciation, grew from $8,757,000 during the first six months of 2005 to $9,693,000 during the same period of 2006, an increase of 10.7 percent. Most of the increase in operating expense was in salaries and wages, employee benefits and premises and equipment expense. Most of the increases in these areas were associated with staff and facility additions related to the Bank's growth initiatives in its Central Indiana and Bloomington markets.

    Other News

    An open house event was held on Saturday, June 10 at the Bank's Brownsburg Banking Center, which opened in January of this year. The goal of the open house was to raise both the level of customer activity and the level of awareness of the Bank in Central Indiana. "We are glad to report that both goals were achieved. Over 600 visitors participated in the open house activities. Eighty-two new accounts were opened during the five-hour open house event and 105 appointments were set with customers to open new accounts the following week," said Mr. Bradford.

    Dawn Morley was appointed Vice President, Chief Investment Officer, for Monroe Bank's Wealth Management Group in June 2006. With a BA in Economics and an MBA, Morley brings 20 years of banking and investment experience with her to Monroe Bank. Morley will refine the Wealth Management Group's investment program, addressing investment strategies related to asset allocation, identifying new investment opportunities and evaluating current investment selections.

    About Monroe Bancorp

    Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with Monroe Bank as its wholly owned subsidiary. Monroe Bank was established in Bloomington in 1892, and offers a full range of financial, trust and investment services through its locations in Central and South Central Indiana. The Company's common stock is traded on the NASDAQ(R) Global Stock Market under the symbol MROE.

    See attachment for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer,
(812) 331-3455.

    Use of Non-GAAP Financial Information

    To supplement the Company's consolidated condensed financial statements presented on a GAAP basis, the Company has used non-GAAP additional measures of operating results, noninterest income, and noninterest expense adjusted to exclude certain costs, expenses, gains and losses it believes appropriate to enhance an overall understanding of the Company's past financial performance and also its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

    Forward-Looking Statements

    This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions;
(4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                                    Quarters Ended
                                                     ---------------------------------------------
                                                       Jun 2006        Mar 2006        Dec 2005
                                                     -------------   -------------   -------------
                   BALANCE SHEET *
Cash and Interest-earning deposits                   $      29,320   $      18,227   $      29,500
Federal Funds Sold                                          21,504             575           7,100
Securities                                                 114,352         119,638         119,244
Total Loans                                                559,281         540,386         525,466
     Loans Held for Sale                                     4,741           1,914           1,308
     Commercial & Industrial                               101,110          95,974          91,277
     Real Estate:
          Commercial & Residential                         321,126         318,525         317,472
          Construction & Vacant Land                        85,969          76,746          68,066
          Home Equity                                       27,284          27,836          27,479
     Installment Loans                                      19,051          19,391          19,864
Reserve for Loan Losses                                      5,817           5,675           5,585
Bank Premises and Equipment                                 14,004          14,003          13,039
Federal Home Loan Bank Stock                                 2,545           2,545           2,545
Interest Receivable and Other Assets                        22,267          22,236          21,751
           Total Assets                              $     757,456   $     711,935   $     713,060

Total Deposits                                       $     593,856   $     566,721   $     576,181
     Noninterest Checking                                   85,530          81,495          85,198
     Interest Bearing Checking & NOW                       130,030         112,793         109,359
     Regular Savings                                        19,930          19,932          21,015
     Money Market Savings                                   98,829          86,119          93,621
     CDs Less than $100,000                                119,400         121,409         121,592
     CDs Greater than $100,000                             127,913         133,550         134,254
     Other Time                                             12,224          11,423          11,142
Total Borrowings                                           101,268          85,965          76,762
     Federal Funds Purchased                                     -               -               -
     Securities Sold Under Repurchase
      Agreement                                             69,574          51,742          40,519
     FHLB Advances                                          29,780          31,780          33,781
     Loans Sold Under Repurchase
      Agreement                                              1,914           2,443           2,462
Interest Payable and Other
 Liabilities                                                10,348           7,885           9,603
          Total Liabilities                                705,472         660,571         662,546
Shareholders Equity                                         51,984          51,364          50,514
          Total Liabilities and
           Shareholders' Equity                      $     757,456   $     711,935   $     713,060

Book Value Per Share                                 $        7.86   $        7.77   $        7.64
End of period shares issued and
 outstanding                                             6,639,842       6,639,842       6,639,842
Less:  Unearned ESOP shares                                 28,050          29,975          31,900
End of Period Shares Used to
 Calculate Book Value                                    6,611,792       6,609,867       6,607,942

                                                            Quarters Ended
                                                     -----------------------------
                                                       Sept 2005       Jun 2005
                                                     -------------   -------------
                   BALANCE SHEET *
Cash and Interest-earning deposits                   $      24,778   $      29,610
Federal Funds Sold                                               -               -
Securities                                                 113,672         113,232
Total Loans                                                511,752         505,315
     Loans Held for Sale                                     3,331           5,739
     Commercial & Industrial                                88,896          90,157
     Real Estate:
          Commercial & Residential                         310,161         301,000
          Construction & Vacant Land                        62,125          63,609
          Home Equity                                       27,892          26,279
     Installment Loans                                      19,347          18,531
Reserve for Loan Losses                                      5,523           5,608
Bank Premises and Equipment                                 12,468          12,205
Federal Home Loan Bank Stock                                 2,545           2,494
Interest Receivable and Other Assets                        18,876          18,480
           Total Assets                              $     678,568   $     675,728

Total Deposits                                       $     539,823   $     529,559
     Noninterest Checking                                   92,258          96,363
     Interest Bearing Checking & NOW                       113,257         116,577
     Regular Savings                                        21,440          21,747
     Money Market Savings                                   81,345          80,583
     CDs Less than $100,000                                119,975         116,987
     CDs Greater than $100,000                             100,038          86,109
     Other Time                                             11,510          11,193
Total Borrowings                                            82,371          90,438
     Federal Funds Purchased                                   125           6,050
     Securities Sold Under Repurchase
      Agreement                                             44,865          34,253
     FHLB Advances                                          36,833          48,875
     Loans Sold Under Repurchase
      Agreement                                                548           1,260
Interest Payable and Other
 Liabilities                                                 6,535           6,763
          Total Liabilities                                628,729         626,760
Shareholders Equity                                         49,839          48,968
          Total Liabilities and
           Shareholders' Equity                      $     678,568   $     675,728

Book Value Per Share                                 $        7.55   $        7.42
End of period shares issued and
 outstanding                                             6,639,842       6,639,842
Less:  Unearned ESOP shares                                 35,001          36,449
End of Period Shares Used to
 Calculate Book Value                                    6,604,842       6,603,394

                                                              Years Ended
                                                     -----------------------------
                                                       Dec 2005        Dec 2004
                                                     -------------   -------------
                   BALANCE SHEET *
Cash and Interest-earning deposits                   $      29,500   $      21,396
Federal Funds Sold                                           7,100               -
Securities                                                 119,244         109,712
Total Loans                                                525,466         477,085
     Loans Held for Sale                                     1,308           2,740
     Commercial & Industrial                                91,277          86,412
     Real Estate:
          Commercial & Residential                         317,472         284,303
          Construction & Vacant Land                        68,066          61,828
          Home Equity                                       27,479          25,390
     Installment Loans                                      19,864          16,412
Reserve for Loan Losses                                      5,585           5,194
Bank Premises and Equipment                                 13,039          11,575
Federal Home Loan Bank Stock                                 2,545           2,439
Interest Receivable and Other Assets                        21,751          16,957
           Total Assets                                    713,060   $     633,970

Total Deposits                                       $     576,181   $     483,534
     Noninterest Checking                                   85,198          71,142
     Interest Bearing Checking & NOW                       109,359         102,495
     Regular Savings                                        21,015          23,608
     Money Market Savings                                   93,621          80,054
     CDs Less than $100,000                                121,592         110,040
     CDs Greater than $100,000                             134,254          85,717
     Other Time                                             11,142          10,478
Total Borrowings                                            76,762          97,378
     Federal Funds Purchased                                     -          17,000
     Securities Sold Under Repurchase
      Agreement                                             40,519          41,761
     FHLB Advances                                          33,781          38,029
     Loans Sold Under Repurchase
      Agreement                                              2,462             588
Interest Payable and Other
 Liabilities                                                 9,603           5,674
          Total Liabilities                                662,546         586,586
Shareholders Equity                                         50,514          47,384
          Total Liabilities and
           Shareholders' Equity                      $     713,060   $     633,970

Book Value Per Share                                 $        7.64   $        7.18
End of period shares issued and
 outstanding                                             6,639,842       6,638,621
Less:  Unearned ESOP shares                                 31,900          39,344
End of Period Shares Used to
 Calculate Book Value                                    6,607,942       6,599,277

* period end numbers

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                                    Quarters Ended
                                                     ---------------------------------------------
                  INCOME STATEMENT                     Jun 2006        Mar 2006        Dec 2005
--------------------------------------------------   -------------   -------------   -------------
Interest Income                                      $      10,956   $      10,175   $       9,659
Interest Expense                                             5,273           4,744           4,367
Net Interest Income                                          5,683           5,431           5,292
Loan Loss Provision                                            300             300             240
Total Noninterest Income                                     2,371           2,249           2,215
     Service Charges on Deposit Accounts                       980             866             936
     Trust Fees                                                404             409             387
     Commission Income                                         214             202             147
     Gain on Sale of Loans                                     297             184             215
     Realized Gains (Losses) on Securities                       8              44               1
     Unrealized Gains (Losses) on
      Trading Securities Associated with
      Directors' Deferred Comp Plan                            (43)             29               3
     Other Operating Income                                    511             515             526
Total Noninterest Expense                                    4,952           4,822           4,546
     Salaries & Wages                                        2,010           1,941           1,902
     Commissions & Incentive Compensation                      471             438             366
     Employee Benefits                                         560             448             411
     Premises & Equipment                                      782             777             711
     Advertising                                               204             219             174
      Legal Fees                                                40              87              56
     Appreciation (Depreciation) in
      Directors' Deferred Compensation Plan                    (15)             96              61
     Other Operating Expenses                                  900             816             865
Income Before Income Tax                                     2,802           2,558           2,721
Income Tax Expense (Benefit)                                   861             785             901
Net Income After Tax & Before
 Extraordinary Items                                         1,941           1,773           1,820
Extraordinary Items                                              -               -               -
Net Income                                           $       1,941   $       1,773   $       1,820

Basic Earnings Per Share                             $        0.29   $        0.27   $        0.28
Diluted Earnings Per Share                                    0.29            0.27            0.27

                                                             Quarters Ended
                                                     -----------------------------
                INCOME STATEMENT                       Sept 2005       Jun 2005
--------------------------------------------------   -------------   -------------
Interest Income                                      $       9,046   $       8,386
Interest Expense                                             3,716           3,210
Net Interest Income                                          5,330           5,176
Loan Loss Provision                                            240             330
Total Noninterest Income                                     2,528           2,481
     Service Charges on Deposit Accounts                       914             932
     Trust Fees                                                396             386
     Commission Income                                         241             287
     Gain on Sale of Loans                                     445             338
     Realized Gains (Losses) on Securities                      (5)             33
     Unrealized Gains (Losses) on
      Trading Securities Associated with
      Directors' Deferred Comp Plan                             66              51
     Other Operating Income                                    471             454
Total Noninterest Expense                                    4,716           4,523
     Salaries & Wages                                        1,923           1,774
     Commissions & Incentive Compensation                      582             502
     Employee Benefits                                         375             364
     Premises & Equipment                                      661             638
     Advertising                                               176             184
      Legal Fees                                               107             183
     Appreciation (Depreciation) in
      Directors' Deferred Compensation Plan                     91              67
     Other Operating Expenses                                  801             811
Income Before Income Tax                                     2,902           2,804
Income Tax Expense (Benefit)                                   994             952
Net Income After Tax & Before
 Extraordinary Items                                         1,908           1,852
Extraordinary Items                                              -               -
Net Income                                           $       1,908   $       1,852

Basic Earnings Per Share                             $        0.29   $        0.28
Diluted Earnings Per Share                                    0.29            0.28

                                                              Years Ended
                                                     -----------------------------
                INCOME STATEMENT                       Dec 2005        Dec 2004
--------------------------------------------------   -------------   -------------
Interest Income                                      $      34,879   $      28,732
Interest Expense                                            14,055           8,868
Net Interest Income                                         20,824          19,864
Loan Loss Provision                                          1,140           1,320
Total Noninterest Income                                     9,258           8,302
     Service Charges on Deposit Accounts                     3,538           2,970
     Trust Fees                                              1,545           1,376
     Commission Income                                         900             932
     Gain on Sale of Loans                                   1,235           1,050
     Realized Gains (Losses) on Securities                      95             211
     Unrealized Gains (Losses) on
      Trading Securities Associated with
      Directors' Deferred Comp Plan                             74             221
     Other Operating Income                                  1,871           1,542
Total Noninterest Expense                                   18,054          16,921
     Salaries & Wages                                        7,329           6,859
     Commissions & Incentive Compensation                    1,883           1,580
     Employee Benefits                                       1,566           1,685
     Premises & Equipment                                    2,654           2,474
     Advertising                                               653             598
      Legal Fees                                               526             506
     Appreciation (Depreciation) in
      Directors' Deferred Compensation Plan                    187             259
     Other Operating Expenses                                3,256           2,960
Income Before Income Tax                                    10,888           9,925
Income Tax Expense (Benefit)                                 3,665           3,220
Net Income After Tax & Before
 Extraordinary Items                                         7,223           6,705
Extraordinary Items                                                              -
Net Income                                           $       7,223   $       6,705

Basic Earnings Per Share                             $        1.09   $        1.01
Diluted Earnings Per Share                                    1.09            1.01

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                                    Quarters Ended
                                                     ---------------------------------------------
                                                       Jun 2006        Mar 2006        Dec 2005
                                                     -------------   -------------   -------------
                   ASSET QUALITY
Net Charge-Offs (Recoveries)                         $         159   $         210   $         178
OREO Expenses (Gains)                                            7               7              19
    Total Credit Charges                             $         166   $         217   $         197

Nonperforming Loans                                  $       1,337   $       1,610   $       1,933
OREO                                                             -               -               -
      Nonperforming Assets                                   1,337           1,610           1,933
90 Day Past Due Loans net of
 Nonperforming Loans                                             9              10              99
      Nonperforming Assets + 90 day
       PD/Assets                                     $       1,346   $       1,620   $       2,032

  RATIO ANALYSIS - CREDIT QUALITY*
NCO/Loans                                                     0.11%           0.16%           0.14%
Credit Charges/Loans & OREO                                   0.12%           0.16%           0.15%
Nonperforming Loans/Loans                                     0.24%           0.30%           0.37%
Nonperforming Assets/Loans &OREO                              0.24%           0.30%           0.37%
Nonperforming Assets/Assets                                   0.18%           0.23%           0.27%
Nonperforming Assets+ 90 day PD/Assets                        0.18%           0.23%           0.28%
Reserve/Nonperforming Loans                                 435.08%         352.48%         288.93%
Reserve/Total Loans                                           1.04%           1.05%           1.06%
Equity & Reserves/Nonperforming Assets                     4323.19%        3542.80%        2902.17%
OREO/Nonperforming Assets                                     0.00%           0.00%           0.00%

 RATIO ANALYSIS - CAPITAL ADEQUACY *
Equity/Assets                                                 6.86%           7.21%           7.08%
Equity/Loans                                                  9.29%           9.51%           9.61%

   RATIO ANALYSIS - PROFITABILITY
Return on Average Assets                                      1.07%           1.01%           1.04%
Return on Average Equity                                     15.04%          14.05%          15.02%
Net Interest Margin (tax-equivalent) (1)                      3.51%           3.47%           3.37%

                                                            Quarters Ended
                                                     -----------------------------
                                                       Sept 2005       Jun 2005
                                                     -------------   -------------
                  ASSET QUALITY
Net Charge-Offs (Recoveries)                         $         325   $         172
OREO Expenses (Gains)                                           27              12
    Total Credit Charges                             $         352   $         184

Nonperforming Loans                                  $       2,345   $       3,257
OREO                                                           109             463
      Nonperforming Assets                                   2,454           3,720
90 Day Past Due Loans net of
 Nonperforming Loans                                           150             182
      Nonperforming Assets + 90 day PD/Assets        $       2,604   $       3,902

    RATIO ANALYSIS - CREDIT QUALITY*
NCO/Loans                                                     0.25%           0.14%
Credit Charges/Loans & OREO                                   0.28%           0.15%
Nonperforming Loans/Loans                                     0.46%           0.64%
Nonperforming Assets/Loans &OREO                              0.48%           0.74%
Nonperforming Assets/Assets                                   0.36%           0.55%
Nonperforming Assets+ 90 day PD/Assets                        0.38%           0.58%
Reserve/Nonperforming Loans                                 235.52%         172.18%
Reserve/Total Loans                                           1.08%           1.11%
Equity & Reserves/Nonperforming Assets                     2255.99%        1467.10%
OREO/Nonperforming Assets                                     4.44%          12.45%

 RATIO ANALYSIS - CAPITAL ADEQUACY *
Equity/Assets                                                 7.34%           7.25%
Equity/Loans                                                  9.74%           9.69%

    RATIO ANALYSIS - PROFITABILITY
Return on Average Assets                                      1.13%           1.14%
Return on Average Equity                                     15.24%          15.39%
Net Interest Margin (tax-equivalent) (1)                      3.50%           3.52%

                                                              Years Ended
                                                     -----------------------------
                                                       Dec 2005        Dec 2004
                                                     -------------   -------------
                  ASSET QUALITY
Net Charge-Offs (Recoveries)                         $         749   $       1,145
OREO Expenses (Gains)                                           89              70
    Total Credit Charges                             $         838   $       1,215

Nonperforming Loans                                  $       1,933   $       3,674
OREO                                                             -             350
      Nonperforming Assets                                   1,933           4,024
90 Day Past Due Loans net of
 Nonperforming Loans                                            99              29
      Nonperforming Assets + 90 day PD/Assets        $       2,032   $       4,053

    RATIO ANALYSIS - CREDIT QUALITY*
NCO/Loans                                                     0.14%           0.24%
Credit Charges/Loans & OREO                                   0.16%           0.25%
Nonperforming Loans/Loans                                     0.37%           0.77%
Nonperforming Assets/Loans &OREO                              0.37%           0.84%
Nonperforming Assets/Assets                                   0.27%           0.63%
Nonperforming Assets+ 90 day PD/Assets                        0.28%           0.64%
Reserve/Nonperforming Loans                                 288.93%         141.37%
Reserve/Total Loans                                           1.06%           1.09%
Equity & Reserves/Nonperforming Assets                     2902.17%        1306.61%
OREO/Nonperforming Assets                                     0.00%           8.70%

 RATIO ANALYSIS - CAPITAL ADEQUACY *
Equity/Assets                                                 7.08%           7.47%
Equity/Loans                                                  9.61%           9.93%

    RATIO ANALYSIS - PROFITABILITY
Return on Average Assets                                      1.09%           1.10%
Return on Average Equity                                     14.93%          14.44%
Net Interest Margin (tax-equivalent) (1)                      3.48%           3.62%

*    Based on period end numbers
(1) Interest income on tax-exempt securities has been adjusted to a tax equivalent basis using a marginal income tax rate of 40%.

SOURCE  Monroe Bancorp
    -0-                             07/18/2006
    /CONTACT: Mark D. Bradford, President and Chief Executive Officer of Monroe Bancorp, +1-812-331-3455 or +1-800-319-2664, Fax: +1-812-331-3445/
    /First Call Analyst: /
    /FCMN Contact: /
    /Web site:  http://www.monroebank.com /
    (MROE)